UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

XPERI HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39304	84-4734590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders of Xperi Holding Corporation (the “Company”) held on April 29, 2022, the following proposals were approved by the stockholders of the Company: (i) the election of eight (8) nominees listed in the proxy statement to serve on the Board of Directors of the Company; (ii) an amendment to the Company’s 2020 Equity Incentive Plan to increase to increase the number of shares reserved for issuance by an additional 8,800,000 shares of common stock; (iii) an amendment to the Company’s 2020 Employee Stock Purchase Plan to increase the number of shares reserved for issuance by an additional 6,000,000 shares of common stock; (iv) the compensation of named executive officers of the Company as disclosed in the proxy statement, on an advisory basis; and (v) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, each by the votes set forth below:

Proposal 1: Election of Directors:

Name of Director	For	Against	Abstain	Broker Non-Votes
Darcy Antonellis	82,478,025	3,370,423	46,131	10,536,337
Laura J. Durr	82,700,225	3,151,869	42,485	10,536,337
David C. Habiger	81,985,757	3,865,159	43,663	10,536,337
Jon Kirchner	83,425,513	2,416,612	52,454	10,536,337
Daniel Moloney	82,602,954	3,246,575	45,050	10,536,337
Tonia O’Connor	84,060,782	1,784,923	48,874	10,536,337
Raghavendra Rau	82,701,384	3,142,785	50,410	10,536,337
Christopher A. Seams	81,655,214	4,188,609	50,756	10,536,337

Proposal 2: Approval to amend the Company’s 2020 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
79,607,308	6,203,838	83,433	10,536,337

Proposal 3: Approval to amend the Company’s 2020 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
82,883,811	2,939,739	71,029	10,536,337

Proposal 4: Approval, on an advisory basis, of the compensation of named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
65,031,170	20,803,298	60,111	10,536,337

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain
94,613,343	1,751,621	65,952

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2022	Xperi HOLDING corporation

	By:	/s/ Robert Andersen
	Name:	Robert Andersen

	Title:	Chief Financial Officer